Exhibit 99.6



                               Ford Motor Company

                2001 NORTH AMERICAN PRODUCTION AND OVERSEAS SALES
                -------------------------------------------------

                                                                                            2001 Planned
                                                                                         ------------------
                                               First         Second        Third         Fourth        Full
                                               Quarter       Quarter       Quarter       Quarter       Year
                                               -------       -------       -------       -------       ----
                                                (000)         (000)         (000)         (000)        (000)

North American Production and Imports

Car                                              373           426           247             328       1,374

Truck                                            705           704           566             637       2,612
                                               -----         -----         -----           -----       -----
   North American Production                   1,078         1,130           813             965       3,986

Mexican Domestic Units                       Incl. Above  Incl. Above   Incl. Above    Incl. Above  Incl. Above

Imports (Volvo, Jaguar, Land Rover, Fiesta)       50            71            55              93         269
                                              ------        ------         -----           -----       -----

   Total North America (Incl. Imports)         1,128         1,201           868           1,058       4,255

Overseas Vehicle Unit Sales                      699           716           580             688       2,683
                                               -----         -----         -----           -----       -----
 Ford Worldwide                                1,827         1,917         1,448           1,746       6,938
                                               =====         =====         =====           =====       =====

Over/(Under) Prior
------------------

   North America
                  Units:
                  - Issue                                        0          (120)            (17)
                  - Quarter                       (9)           73          (333)            190
                  - Year                        (202)         (176)         (237)            (79)

                  Percentage:
                  - Issue                                        0%        (12)%             (2)%
                  - Quarter                      (1)%            6%        (28)%             22%
                  - Year                        (15)%         (13)%        (21)%            (7)%

   Overseas
                  Units:
                  - Issue                                        0            21              15
                  - Quarter                       72            17          (136)            108
                  - Year                         105            34            12              61

                  Percentage:
                  - Issue                                       0%          (3)%              2%
                  - Quarter                       11%           2%         (19)%             19%
                  - Year                          18%           5%            2%             10%

   Worldwide
                  Units:
                  - Issue                                        0          (141)             (2)
                  - Quarter                       63            90          (469)            298
                  - Year                         (97)         (142)         (225)            (18)

                  Percentage:
                  - Issue                                       0%           (9)%            (0)%
                  - Quarter                        4%           5%          (24)%            21%
                  - Year                         (5)%         (7)%          (13)%           (1)%

                                                              Investor Relations
                                                                        10/17/01